Exhibit 99.1

Boston Private Announces Executive Appointments

Company Release - 04/14/2015 21:38

BOSTON—(BUSINESS WIRE)—Boston Private Financial Holdings, Inc. (NASDAQ: BPFH) (“Boston Private” or the “Company”) today announced a number of new senior executive appointments and leadership assignments. These changes will align more directly the Boston Private executive team with execution of the Company’s plan to become nationally recognized as a distinctive Wealth Management, Trust and Private Banking organization. The Company is currently organized around four operating segments: Boston Private Wealth Management and Trust, Boston Private Bank, Investment Management, and Wealth Advisory.

Clayton G. Deutsch will continue as Chief Executive Officer of the Company and focus on corporate strategy, Company performance, and development of the Company’s portfolio of businesses across its key operating segments. Mr. Deutsch stated, “For the next several years I am fully committed to the accelerated development of our national expansion strategy. I believe the following executive appointments will better enable us to achieve this end.”

Mark D. Thompson has been appointed President of the Company, and will continue to serve as Chief Executive Officer of Boston Private Bank, overseeing Boston Private Wealth and Boston Private Bank, and an expanded set of Wealth Management, Trust and Private Banking capabilities under the Boston Private umbrella. In addition, Mr. Thompson will join the Company’s Board of Directors. Following their election at the Annual Shareholders Meeting tomorrow, Mr. Deutsch and Mr. Thompson will be the two Boston Private executives serving as Board members along with seven independent Directors with a non-executive Chair. Mr. Thompson joined the Company in 1994, and has served as CEO of Boston Private Bank since 2003. In partnership with Mr. Deutsch, Mr. Thompson will lead the development and expansion of Boston Private’s integrated Wealth Management, Trust and Private Banking model across multiple geographic markets.

David J. Kaye has been appointed the Company’s Chief Administrative Officer and will continue to serve as the Company’s Chief Financial Officer and Treasurer. Mr. Kaye will focus on continuing to enhance the quality, effectiveness and efficiency of corporate functions and will work closely with Human Resources, Legal, Risk, Finance, Audit and Compliance, Investor Relations and corporate staff. Mr. Kaye joined the Company as CFO in 2007.

Corey A. Griffin will become the CEO of the Boston Private Investment Management segment, focusing on development of the Company’s Investment Management firms, Anchor Capital Advisors and Dalton, Greiner, Hartman & Maher (“DGHM”). Mr. Griffin joined the Company in 2014 as head of Corporate Development & Wealth Management Strategy. Mr. Griffin will continue to work closely with Mr. Deutsch, Mr. Thompson and Mr. Kaye on the Company’s overall business development agenda while working with the Anchor Capital and DGHM leadership teams to advance Boston Private’s Investment Management businesses. Prior to joining the Company, Mr. Griffin served as CEO of Boston Company Asset Management and President of the Davis Company, a real estate investment firm.

The Company’s Wealth Advisory segment and its two Wealth Advisory firms, KLS Advisors and Bingham, Osborn Scarborough, will continue to report directly to Mr. Deutsch.

Boston Private Bank also has a newly aligned executive leadership team. Working closely with Mr. Thompson will be:

•	Peter J. Raimondi, CEO of Boston Private Wealth. Mr. Raimondi joined the Company in 2014 via the acquisition of Banyan Partners. Mr. Raimondi had been founder and CEO of Banyan. Mr. Raimondi will lead the expansion of Boston Private’s Wealth Management and Trust business, with a focus on extending the Company’s recently enhanced wealth management expertise to multiple markets and exploring additional opportunities to acquire complementary teams.

•	George G. Schwartz has been appointed President of Boston Private Bank and will lead Boston Private Bank’s Private Clients businesses, overseeing Boston Private’s Residential Mortgage, Deposit Management, and Trust businesses. Mr. Schwartz also oversees the Bank’s network of Private Banking offices and will guide the Bank’s market expansion effort. Mr. Schwartz joined the Company in 1998.

•	James C. Brown, will continue to serve as Executive Vice President and Director of Boston Private Bank’s Commercial Banking business, and will oversee the Bank’s lending and credit activities while leading development of the Bank’s Commercial Banking clientele. In addition, Mr. Brown has been appointed to the Board of Boston Private Bank, the primary subsidiary of the Company. Mr. Brown joins Mr. Deutsch, Mr. Thompson, Mr. Kaye, Mr. Schwartz and the Company’s seven independent Directors on the Board of the Bank. Mr. Brown joined the Company in 1999.

•	Anne L. Randall will serve as Boston Private Bank’s Chief Operating Officer. Ms. Randall will oversee the Bank’s Operations and Technology activities while overseeing a number of finance, control and support functions within the Bank. Ms. Randall joined the Company in 1995 and will also continue to serve as CFO of the Bank.

•	Jacqueline S. Shoback will serve as the Bank’s Chief Client Development Officer, driving the execution of client acquisition and client development programs to benefit the Bank’s Wealth Management, Trust and Private Banking businesses. Ms. Shoback joined the Company in 2015, and has held previous executive positions with Staples, Fidelity Investments and TIAA-CREF.

In announcing these executive appointments and assignments, Mr. Deutsch stated: “I am excited about these executive announcements. We are blessed with a strong leadership team, not only among those just named but also more broadly and deeply across our Company. These assignments bring a sharper focus to the most important opportunities before us. I am committed to continuing to work closely with this leadership team to complete the evolution of our Company as a nationally recognized Wealth Management, Trust and Private Banking organization, successfully serving a growing number of the country’s most attractive markets.”

Mark Thompson added, “I am excited about our new leadership structure and working together with our executive team to continue building a premier Wealth Management and Private Banking Company. The Company’s talented executive leadership and experienced team of professionals give me great confidence in the Company’s ability to perform at a high level for our clients and execute our growth strategy in our markets nationally.”

Boston Private Financial Holdings, Inc.

Boston Private Financial Holdings, Inc. is a national financial services organization that owns Wealth Management and Private Banking affiliates with offices in Boston, New York, Los Angeles, San Francisco, San Jose, Atlanta, Florida, Wisconsin, and Texas. The Company has a $7 billion Private Banking balance sheet, and manages approximately $30 billion of client assets. The Company positions its affiliates to serve the high net worth marketplace with high quality products and services of unique appeal to private clients. The Company also provides strategic oversight and access to resources, both financial and intellectual, to support affiliate management, marketing, compliance and legal activities. (NASDAQ: BPFH)

For more information about BPFH, visit the Company’s website at www.bostonprivate.com.

Forward-Looking Statements

Certain statements in this press release that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. These statements include, among others, statements regarding our strategy, and prospects for growth. You should not place undue reliance on our forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond the Company’s control. Forward-looking statements are based on the current assumptions and beliefs of management and are only expectations of future results. The Company’s actual results could differ materially from those projected in the forward-looking statements due to many factors including changes in assumptions used in making such forward-looking statements, and the other risks and uncertainties detailed in the Company’s Annual Report on Form 10-K and updated by the Company’s Quarterly Reports on Form 10-Q and other filings submitted to the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Boston Private Financial Holdings, Inc.

Steven Gaven, 617-912-3793

Vice President, Director of Investor Relations

sgaven@bostonprivate.com

Source: Boston Private Financial Holdings, Inc.